                                                                    EXHIBIT 10.7


                         CHICAGO BRIDGE & IRON COMPANY
                              EXCESS BENEFIT PLAN

                                   ARTICLE I

                   ESTABLISHMENT, OBJECTIVES AND DURATION

     1.1  Establishment of Plan.  Chicago Bridge & Iron Company, a Delaware
          ---------------------
corporation wholly-owned by Chicago Bridge & Iron Company, N.V., a Netherlands corporation, hereby establishes an elective deferred compensation plan to be known as the "Chicago Bridge & Iron Excess Benefit Plan" (the "Plan") as set forth in this document.

     1.2  Effective Date.  The Plan shall become effective as of January 1,
          --------------
1997. The Plan applies only to individuals who are employees of the Company on or after that effective date. The Plan shall remain in effect until terminated as provided in Article VIII.

     1.3  Objectives.  The Plan is an unfunded deferred compensation arrangement
          ----------
for a select group of management or highly compensated employees of the Company. The Plan is intended to provide participating employees with the benefits equivalent to the contributions the Company would have made on their behalf to the Chicago Bridge & Iron Savings Plan ("Savings Plan") but for the limitations of the Code.

                                   ARTICLE II

                                  DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1  "Account" means any of the separate bookkeeping accounts maintained
          --------
for each Participant representing the Participant's total credits under Article IV of the Plan, and which consists of the following subaccounts:

           (i) "Matching Contribution Subaccount" means the record of the
               ----------------------------------
               Participant's Matching Contribution Credits under Section 4.1 and earnings (or loss) thereon.

           (ii) "Discretionary Contribution Subaccount" means the record of the
                ---------------------------------------
                Participant's Discretionary Contribution Credits under Section
                4.2 and earnings (or loss) thereon.

The Plan Administrator may maintain such other subaccounts within any Account as the Plan Administrator deems necessary or desirable.

     2.2  "Board" means the Board of Directors of the Company.
          ------

     2.3  "Change Date" as of which a Participant may change the deemed
          ------------
investment of his or her Account or of fiiture contributions to his or her Account, means the first day of each calendar quarter.

     2.4  "Code" means the Internal Revenue Code of 1986, as amended from time
          -----
          to time.

     2.5  "Company" means Chicago Bridge & Iron Company, a Delaware corporation.
          ---------

     2.6  "Compensation" means "compensation" as defined in the Savings Plan for
          --------------
purposes of making Elective Deferrals, modified by including Salary Reduction Credits under this Plan and elective deferrals under the CBIC Deferred Compensation Plan as well as elective deferrals under the Savings Plan; and determined without regard to the limits on includible compensation under qualified plans imposed by Section 401(a)(17) of the Code or any provisions of the Savings Plan responsive to those limits.

     2.7  "Discretion Contribution Credits" means credits to a Participant's
          --------------------------------
Account determined and made according to Section 4.2.

     2.8  "Elective Deferrals" means "elective deferrals" as defined in the
          --------------------
          Savings Plan for purposes of applying the limitations of Sections 401(k)(3) and 402(g) of the Code.

     2.9  "Employee" means any employee of the Company or its Subsidiaries.
           --------
Directors who are not employed by the Company shall not be considered Employees under this Plan.

        2.10  "ERISA"  means the Employee Retirement Security Act of  l974, as
              ------
amended from
        time to time.

        2.11  "Highly Compensated Employee"     means an Employee who is treated
              ----------------------------
as a highly
        compensated   employee, as defined in Section 414(q) of the Code, for
purposes of the Savings Plan.

        2.12  "Matching Credits" means credits to a Participant's Account
              -----------------
determined and made according to Section 4. 1.

     2.13  "Measurement Fund" means a T. Rowe Price mutual fund or funds from
           ------------------
the following list, which a Participant may select under Section 4.3 to determine the subsequent imputed interest on his or her deferrals:

                                 Blue Chip Fund
                                 Balanced Fund
                               Equity Income Fund
                                  Equity Index
                                  New Horizons
                                 Prime Reserve
                                Spectrum Income
                                Spectrum Growth
                                 International Stock

     2.14  "Participant" means an employee of the Company who is eligible to
           ------------
participate in this Plan in accordance with Section 3.1 and is selected to participate in this Plan.

     2.15  "Plan Administrator" means the Company.
           -------------------

     2.16  "Plan Year" means the plan year of the Savings Plan, which unless and
           ----------
until changed is identical to the fiscal year of the Company and to the calendar year.

     2.17  "Savings Plan" means the Chicago Bridge & Iron Savings Plan, as
           -------------
amended from time to time.

     2.18  "Subsidiary" means any corporation (other than the Company)
           -----------
in which Parent owns, directly or indirectly through the Company or Subsidiaries, at least fifty percent (50% of the total combined voting power of all classes of stock, or any other entity (including but not limited to partnerships and joint ventures) in which the Parent owns, directly or indirectly through the Company or Subsidiaries, at least fifty percent (50%) of the capital or profits interest.

     2.19  "Trust" means the trust of the type commonly known as a "rabbi"
           ------
trust, established in connection with this Plan pursuant to Section 8.2.

     2.20  "Trustee" means the Trustee of the Trust.
           --------
     2.21  "Valuation Date" means the last day of each calendar quarter.
           ---------------
                                  ARTICLE III

                                 PARTICIPATION

     3.1  Eligibility.  An Employee of the Company or any Subsidiary shall be
          -----------
eligible to participate in this Plan if he or she is (i) a management or highly compensated employee within the meaning of Sections 201(2), 301(a)(3), and 401(a)(2) of ERISA, (ii) a Highly Compensated Employee, and (iii) affirmatively selected by the Company to participate in this Plan and notified by the Company of his or her eligibility pursuant to Section 3.3.

     3.2  Condition on Participation.  Benefits under this Plan are conditioned
          --------------------------
upon the Participant's making the maximum Elective Deferrals under Section 402(g) of the Code or permitted under the terms of the Savings Plan. Accordingly, in order to be able to receive Matching Contribution Credits for any Plan Year, the Participant must have elected to make the maximum Elective Deferrals under Section 402(g) of the Code or permitted under the terms of the Savings Plan for such Plan Year. The calculation of whether the Participant has elected to make the required maximum Elective Deferrals under the Savings Plan will be made as of the beginning of the applicable Plan Year.

     3.3 The Company shall advise each eligible Employee selected for participation of his or her eligibility and afford him or her the opportunity to participate. An eligible Employee shall become a Participant upon returning the appropriate participation forms to the Plan Administrator in accordance with Sections 4.3 and 6.1.

     3.4  Duration of Participation.  A Participant shall continue to be a
          -------------------------
Participant until the Participant's termination of employment with the Company and all Subsidiaries, and thereafter shall be an inactive Participant for so long as he or she is entitled to a benefit from the Plan. A Participant who remains an employee of the Company or a Subsidiary but who but for any reason is not a Highly Compensated Employee for a Plan Year or does not meet the requirement of Section 3.2 for a Plan Year shall be an inactive Participant for such Plan Year, but shall again become an active Participant in any later Plan Year in which he or she meets those requirements.


                                   ARTICLE IV

                                COMPANY CREDITS

     4.1  Matching Contribution Credits.  For each Plan Year, a Participant who
          -----------------------------
has met the applicable requirements of Article III and is credited with matching contributions under the Savings Plan shall receive a Matching Contribution Credit equal to (a) below minus (b) below, but in no event greater than (c) below, as follows:

     (a)  Three percent (3%) of the Participant's Compensation.

     (b) The matching contribution actually made for the Participant under the Savings Plan for the Plan Year (after applying the limitations of Code SS SS 401(a)(17), 401(m), and 415)).

     (c) The sum of the Participant's Elective Deferrals under the Savings Plan plus his or her Salary Deferral under the Chicago Bridge & Iron Company Deferred Compensation Plan.

Matching Contribution Credits shall be credited to the Participant's Matching Contribution Subaccount as of the date (or dates) that matching contributions are credited to Participants' accounts under the Savings Plan.

     4.2  Discretionary  Contribution Credits.  For each Plan Year in which the
          -----------------------------------
Company makes discretionary contributions under the Savings Plan, a Participant shall receive a Discretionary Contribution Credit equal to (a) below minus (b) below, as follows:

     (a) An amount equal to the percentage of compensation (as defined in the Savings Plan) at which Company discretionary contributions for the Plan Year are allocated to the accounts of Savings Plan participants who are not Mghly Compensated Employees, applied to the Participant's Compensation for the Plan Year (without regard to limitations of Code SS SS 401(a)(17) and 415); and

     (b) The discretionary contribution, if any, actually made for the Participant under the Savings Plan for the Plan Year (after applying the limitations of Code SS 401(a)(17) and 415).

If the Savings Plan provides an allocation of discretionary contributions to participants in the Savings Plan who have not elected to make Elective Deferrals under the Savings Plan, then, notwithstanding anything in this Plan, a Discretionary Contribution Credit shall be given to each otherwise eligible Participant under this Plan without regard to the condition of Section 3.2. Discretionary Contribution Credits shall be credited to the Participant's Discretionary Contribution Subaccount as of the date that the discretionary contributions are credited to participants' accounts under the Savings Plan.

     4.3  Income (or Loss) on Credits.  For purposes of determining income (or
          ---------------------------
loss) on a Participant's Account, the Account shall be deemed invested in such Measurement Funds as he or she may designate from time to time. Upon becoming a Participant in this Plan, the Participant shall designate, on a form provided by the Plan Administrator substantially in the form of Exhibit A, the Measurement Fund or Funds to determine the income (or loss) to be credited on the deferred compensation credited to his or her Account as though his or her Account were invested in such Measurement Fund or Funds. The designation of Measurement Funds from time to time shall apply to both his or her Matching Contribution Subaccount and Discretionary Contribution Subaccount until changed. Designation of Measurement Funds shall be in whole percentages of the periodic credits to the Participant's Account, or of the balance of his or her Account, which percentages shall add up to 100%.

     As of any Change Date, a Participant may change the designation or allocation of Measurement Funds to determine income (or loss) on future credits to his or her Account, or may change the existing allocation of his or her Account among Measurement Funds, by submitting a revised election form to the Plan Administrator before the Change Date on which it is to become effective.

     For purposes of determining income (or loss), a Participant's Matching and Discretionary Contribution Credits shall be deemed to have been invested in Measurement Funds as soon as reasonably practicable after the date as of which they are credited under Sections 4.1 or 4.2, and in all events by the fifteenth
(15th) business day of the month after the month in which they are determinable for crediting under Sections 4.1 or 4.2. For purposes of determining income (or loss), a Participant's Account shall be deemed to have been reinvested in the newly-designated Measurement Funds as soon as reasonably practicable after the Change Date, and in all events by the fifteenth (15th) business day of the month beginning with the Change Date.

     4.4  Statements.  The Plan Administrator shall give each Participant a
          -----------
statement of the value of his or her Account, and the Measurement Funds then in effect for that Account, as of and as soon as reasonably practicable after the Valuation Date which falls on the last day of the Plan Year. The Plan Administrator may, but shall not be required to, provide similar statements as of any intervening quarterly Valuation Date. The value of a Participant's Account, and the applicable Measurement Funds, as of the applicable Measurement Date, shown on any such statement shall be conclusive and binding on both the Company and the Participant absent bad faith or manifest error unless the Participant brings error to the attention of the Plan Administrator by filing a claim for clarification of his or her future rights to benefits pursuant to
Section 7.3 within ninety (90) days after receiving that statement.

     4.5  Excess Elective Deferrals.  Notwithstanding anything in this Plan to
          -------------------------
the contrary, in no circumstances will any Elective Deferrals or other Company contributions under the Savings Plan be deferred or contributed into this Plan or the Trust. Any portion of a Participant's Elective Deferrals or other Company contributions made on his behalf under the Savings Plan that for any reason cannot remain in the Savings Plan (or its associated trust) shall be paid out to the Participant in accordance with the Savings Plan.

                                   ARTICLE V

                                    VESTING

     5.1  Vesting.  A Participant shall be vested in his or her Matching
          -------
Contribution Subaccount and Discretionary Contribution Subaccount (if any) to the same extent as the Participant is vested in his or her corresponding accounts under the Savings Plan.


                                   ARTICLE VI

                              PAYMENT OF BENEFITS

     6.1  Distribution Options.  Upon becoming a Participant in this Plan, the
          --------------------
Participant shall elect, on a form provided by the Plan Administrator substantially in the form of Exhibit B, and delivered to the Plan Administrator, one of the following distribution methods for payment of his or her Account:

      (a) Lump Sum.  A distribution in a single lump sum.
          --------

     (b) Installments.  A distribution in annual installments over a period, not
         ------------
     exceeding 10 years, elected by the Participant; with the amount of each annual installment being the balance of the Participant's Account subject to this distribution option as of the Valuation Date preceding payment divided by the number of installments (including the current installment) remaining to be paid.

In either case the lump sum payment or the first installment payment shall be made in January of the calendar year following the calendar year in which the Participant's employment terminates, and any remaining installment payments shall be made in January of each successive year until payments are completed. The distribution option elected shall apply uniformly to the entire balance of the Participant's Account, including both the Matching Contribution Subaccount and the Discretionary Contribution Subaccount (if any).

     6.2  Changes in Distribution Options.  A Participant may change his or her
          -------------------------------
previously elected distribution option on a form provided by the Plan Administrator substantially in the form of Exhibit B, and delivered to the Plan Administrator. But no change in a Participant's distribution option after his or her initial election of a distribution option will become effective (for distribution upon a subsequent termination of employment) until the first annual anniversary of the date the change of election is filed with the Plan Administrator. The form of distribution on a Participant's termination of employment shall therefore be determined by his or her most recent distribution option election that has been on file with the Plan Administrator for at least one year preceding the Participant's termination of employment, except as provided in Sections 6.3 and 6.4.

     6.3  Unforeseeable Emergencies.  The Plan Administrator, upon request of a
          -------------------------
Participant and substantiation acceptable to the Plan Administrator in its sole discretion, may direct premature distribution of part or all of a Participant's Account either during employment or after his or her employment terminates, upon an unforeseeable emergency affecting the Participant. For this purpose, an unforeseeable emergency is a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, as determined by the Plan Administrator taking into account the facts of each case. An unforeseeable emergency does not include the need to send a Participant's child to college or the desire to purchase a home. The amount distributable shall not exceed the amount necessary to relieve the hardship caused by the unforeseeable emergency after taking into consideration the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant's assets (to the extent such liquidation would not itself cause severe financial hardship), or by cessation of compensation deferral under this Plan or elective deferrals under the Savings Plan.

     6.4  Small Installments and Account Balances.  If for any reason, at any
          ----- ---------------------------------
time after a Participant's employment terminates, the balance of his or her Account (or portion of an Account payable to a single Beneficiary) is less than $10,000, then notwithstanding anything in this Plan or any

Participant's election to the contrary, the Participant's Account (or such portion) shall be distributed in a single lump sum as soon as practicable. If for any reason, at any time after a Participant's employment terminates, the amount of any annual installment payable to a Participant or Beneficiary is less than $5,000, then notwithstanding anything in this Plan or any Participant's election to the contrary, each annual installment amount shall be $5,000 and installments shall continue only until the Account is exhausted or the rule of the preceding sentence takes effect. If for any reason the distributes of benefits under this Plan is an estate, the Plan Administrator in its sole discretion may pay to the estate the entire balance of the Account that is distributable to the estate in a single lump sum.

     6.5  Form of Payment.  All benefits under this Plan shall be paid by
          ---------------
negotiable check or other cash equivalent from the Trust or other general funds of the Company.

     6.6  Beneficiary.  A Participant may designate a Beneficiary or
          -----------
Beneficiaries (who may be named contingently or successively) to receive any amounts payable under this Plan after his or her death. Each designation of Beneficiary shall be on a form provided by the Plan Administrator substantially in the form of Exhibit C, signed by the Participant and filed with the Plan Administrator during the Participant's lifetime. A Participant may revoke such designation (without the consent of any Beneficiary) and make a new designation of Beneficiary by filing a new form in like manner. If upon a Participant's death no valid designation of Beneficiary is on file with the Plan Administrator, or if a Beneficiary dies before payments are completed and there are no living contingent or successive Beneficiaries, then any remaining payments under this Plan shall be made (1) to the Participant's surviving spouse, if any, or (2) if there is no surviving spouse, then in equal shares to his or her children (with the then-living descendants of any deceased child taking that child's share per stirpes), or (3) if there are neither a surviving
                          ----------
spouse nor surviving children or their descendants, then to estate of the last to die of the Participant and all designated Beneficiaries.

     6.7  Rights of Beneficiary.  The Beneficiary of a Participant who has died
          ---------------------
shall have the same right as a Participant to designate Measurement Funds under
Section 4.3, and receive a statement under Section 4.4, for the Account (or portion of an Account) as to which he or she is a Beneficiary.

     6.8  Facility of Payment.  In the event any distribution is payable under
          -------- ----------
this Plan to a minor or other individual who is legally, physically or mentally incompetent to receive such payment, the Plan Administrator in its sole discretion shall pay such benefits to one or more of the following persons:

          (a)  Directly to such minor or other person.

          (b) To the legal guardian or conservator of such minor or other person; or

          (c) To the spouse, parent, brother, sister, child or other relative of such minor or other person for the use of such minor or other person.

The Plan Administrator shall not be required to see to the application of any distribution so made to any of such persons, but the receipt therefor shall be a full discharge of the liability of the Plan, the Plan Administrator, the Company, and the Trustee to such minor or other person.

                                  ARTICLE VII

                                 ADMINISTRATION

     7.1  Company as Plan Administrator.  The Plan will be administered by the
          -----------------------------
          Company.

     7.2  Power of the Plan Administrator.  The Plan Administrator shall have
          -------------------------------
the power and authority in its sole and absolute discretion:

     (a) To construe and interpret the Plan, determine the application of the Plan to situations where such application is unclear or disputable, and make equitable adjustments for any mistakes or errors made in the administration of the Plan;

     (b) To determine all questions arising in the administration of the Plan, including the power to determine the rights of Participants and their beneficiaries and the amount of their respective benefits;

     (c) To adopt such rules, regulations and forms as it may deem necessary for the proper and efficient administration of the Plan consistent with its purposes;

     (d) To enforre the Plan in accordance with its terms and the rules, regulations and forms adopted by the Plan Administrator;

     (e) To take such action and establish such procedures as it deems necessary or appropriate to coordinate deferrals and benefits under this Plan with the Savings Plan, the CBIC Deferred Compensation Plan, or the Trust;

     (f) To instruct the Trustee regarding payments from the Plan and to provide, amend, and supplement from time to time a schedule of payments to be made from the Trust for purposes of the Plan;

     (g) To employ such counsel, auditors, actuaries, or other specialists (who may be counsel, auditors, actuaries or other specialists for the Company) and to engage such clerical or other services to the extent such services are not provided by the Company;

     (h) To delegate such of its powers and authorities to such person or persons, with his, her, its or their consent, as the Plan Administrator may appoint; and

     (i) To do all other things the Plan Administrator deems necessary or desirable for the advantageous administration of the Plan and to make the Plan fully effective in accordance with its terms and intent.

     7.3  Claims for Benefits.  No claim shall be necessary for payments
          -------------------
routinely due to begin under the terms of the Plan. Any claim for benefits not received or received in an improper amount or time, or any claim for clarification of a Participant's or Beneficiary's future rights to benefits, shall be made in writing to the Plan Administrator. The Plan Administrator shall decide each claim and give the person making the claim (a "Claimant") written notice of the disposition of the claim within 90 days after the claim is filed. If the Plan Administrator denies a claim, the notice of denial shall be in writing, shall contain the specific reason or reasons for the denial of the claim, shall contain a specific reference to the pertinent Plan provisions upon which the denial is based, shall contain a description of any additional material or information necessary for the claimant to perfect the claim along with an explanation why such material or information is necessary, and shall contain an explanation of the Plan's claims review procedures.

     Within 60 days after receipt by the Claimant of a written notice of denial of a claim, the Claimant may file a written request with the Board for a full and fair review of the denial of the claim for benefits. In connection with a claimant's appeal of the denial of the benefit, the Claimant may review pertinent documents and may submit issues and conunents in writing. The Board shall deliver to the Claimant a written decision on the claim promptly, but not later than sixty days after the Claimant's request for review. Such decision shall be written in a manner calculated to be understood by the Claimant, shall include specific reasons for the decision, and shall contain specific references to the pertinent Plan provisions upon which the decision is based. The decision of the Board shall be final, conclusive and binding on all persons.

                                  ARTICLE VIII

                                 MISCELLANEOUS

     8.1  Funding Policy.  The Accounts under this Plan are merely unfunded
          --------------
bookkeeping accounts of the Company and all payments under this Plan shall be deemed made by the Company from general assets available to all unsecured creditors of the Company in the event of its insolvency. All Participants have merely the status of general unsecured creditors of the Company and the Plan is merely a promise by the Company to make benefit payments in the future. It is the intent of the Company that the arrangements under this Plan be unfunded for tax purposes and for purposes of Title I of ERISA.

     8.2  Trust.  The Company shall create for purposes of this Plan a Trust of
          -----
the type commonly referred to as a "rabbi" trust and in substantial conformity to the terms of the model trust published by the Internal Revenue Service in Rev. Proc. 92-64. The Company shall transfer assets to the Trustee to hold and to make distributions under this Plan on behalf of the Company. The assets so held in trust shall remain the general assets of the Company, which is the grantor under the Trust. The rights of Participants and their Beneficiaries under this Plan and the Trust shall be exclusively unsecured contractual rights. No Participant or Beneficiary shall have any right, title or interest whatsoever in the Trust.

     8.3  No Employment Rights.  Nothing in this Plan shall confer any greater
          --------------------
employment rights on a Participant than he or she otherwise may have.

     8.4  Withholding.  The Company may withhold from amounts payable under this
          -----------
Plan any amounts as it reasonably deems required under any federal, state or local revenue law applying to such payments.

     8.5  No Assignment.  The Participant's rights to benefit payments under
           -------------
this Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge encumbrance, attachment or garnishment by creditors of the Participant or the Participant's Beneficiaries other than by a "qualified domestic relations order" (within the meaning of Section 206(d)(3)(B)(i) of ERISA).

     8.6  Expenses.  Expenses of administering the Plan shall be bome by the
          --------
Company.

     8.7  Amendment and Termination.  The Company may ainend or terminate this
          -------------------------
Plan at any time and in its sole discretion, by (and only by) written resolution of the Board. Any such amendment or termination shall be binding on the Company and all Participants and their Beneficiaries, even though it may be retroactive and applicable to Participants whose employment by the Company or Subsidiaries has terminated. However, no amendment or termination of the Plan shall adversely affect the right of a Participant to payment of a benefit that he or she would be entitled to (then or thereafter) under the terms of the Plan if his or her employment terminated immediately before the adoption of such amendment or termination of the Plan, unless such amendment or termination of the Plan in the reasonable judgment of the Plan Administrator is required to comply with applicable law or to preserve the tax treatment of benefits under this Plan for the Company or for the Participant, or is consented to by the affected Participant.

    Notwithstanding anything in this Plan to the contrary, upon termination of the Plan the Company may in its sole discretion pay all Account balances to the Participants (or Beneficiaries) entitled thereto in a single lump sum.

     8.8  Successors.  All obligations of the Company under this Plan shall be
          ----------
binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

     8.9  Company Action.  Except for matters on which this Plan specifically
          --------------
requires action by the Board, any action or decision the Company is required or permitted to take under this Plan will be properly done if done in writing over the signature of the Company's Vice President - Human Resources and Administration.

     8.10    Notice.  Any notice that this Plan requires or permits the Company
             -------
to receive will be properly given if sent by first class mail, postage paid and properly addressed, to the principal business address of the Company to the attention of its Vice President - Human Resources and Administration. Any notice, or any check in payment of benefits, that this Plan requires or permits a Participant to receive will be properly given and received if sent to a Participant who is an Employee by regular interoffice distribution channels; or sent to any Participant or Beneficiary by first class mail, postage paid and properly addressed, to the last known residence address of the Participant or Beneficiary appearing on the records of the Company.

     8.11  Governing Law.  This Plan is subject to Federal law under ERISA as
           -------------
applicable to plans described in Section 3(a) of ERISA but exempt from certain provisions of ERISA under Sections 201(2), 301(a)(3), and 401(a)(2) of ERISA, and is subject to the laws of the State of Illinois to the extent such laws are not preempted by ERISA.


     IN WITNESS WHEREOF the Company has caused this Chicago Bridge & Iron Company Excess Benefit Plan to be executed by an authorized officer this ____ day of _________, 1997.


                                     CHICAGO BRIDGE & IRON COMPANY



                                      By: